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                                                                   EXHIBIT 10.19

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------

                FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of May 4, 1999 among NRT Incorporated (the "Borrower"), the Banks from time to time party to the Credit Agreement referred to below, BANKERS TRUST COMPANY ("BTCo") as Lead Arranger, and THE CHASE MANHATTAN BANK ("Chase") as Co-Arranger, (BTCo and Chase, each an "Arranger" and, collectively, the "Arrangers"), BANKBOSTON, N.A. as Co-Agent (in such capacity, "Co-Agent") and BTCo, as Administrative Agent (in such capacity, the "Administrative Agent") and Chase, as Syndication Agent (in such capacity, the "Syndication Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

                                  WITNESSETH
                                  ----------

                WHEREAS, the Borrower, the Banks, the Arrangers, the Administrative Agent, the Syndication Agent and the Co-Agent are party to a Credit Agreement, dated as of March 31, 1999 (as amended through the date hereof, the "Credit Agreement");

                WHEREAS, the parties wish to amend the Credit Agreement as herein provided; and

                WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto agree as follows;

                NOW THEREFORE, it is agreed:

                1. Section 11 of the Credit Agreement is hereby amended by inserting the following new text after the text "Section 10" appearing in the definition of "Revolving Loan Commitment:

        "or increased pursuant to Section 13.20"

                2. The Credit Agreement is hereby amended by inserting the following new Section 13.20:

                "13.20 Increase of Total Revolving Loan Commitment. So long as
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        no Default or Event of Default then exists or would result therefrom, the Borrower shall have the right at any time and from time to time to request one or more Banks (and/or one or more other Persons which will become Banks as provided below) to increase their respective Revolving Loan Commitments (or, in the case of other Persons which become Banks, provide new Revolving Loan Commitments) it being understood and agreed, however, that (i) no Bank shall be obligated to increase its Revolving Loan Commitment (or, in the case of other Persons who become Banks, provide a new Revolving Loan Commitment) as a result of any request by the Borrower, (ii) any Bank (or any other






































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        Person which will qualify as an Eligible Transferee) may so increase their Revolving Loan Commitment or provide a new Revolving Loan Commitment, as the case may be, without the consent of any other Bank but with the consent of the Administrative Agent, (iii) any increase in the Total Revolving Loan Commitment pursuant to this Section 13.20 shall be in a minimum amount (for all Banks (including Eligible Transferees who will become Banks)) of at least $5,000,000 and in integral multiples of $1,000,000 in excess thereof, (iv) the Total Revolving Loan Commitment may not be increased by more than $55,000,000 pursuant to this Section 13.20 and (v) any increase in the Revolving Loan Commitment of any Bank (or any new Revolving Loan Commitment from Eligible Transferees who will become Banks) pursuant to this Section 13.20 shall be done in coordination with the Administrative Agent. At the time of any increase in the Total Revolving Loan Commitment pursuant to this
        Section 13.20, (i) the Borrower shall, in coordination with the Administrative Agent, repay outstanding Revolving Loans of certain Banks and, if necessary, incur additional Revolving Loans from other Banks in each case so that the Banks continue to participate in each Borrowing of Revolving Loans pro rata on the basis of their Revolving Loan
                        --------
        Commitments (after giving effect to any such increase in the Total Revolving Loan Commitment pursuant to this Section 13.20) and with the Borrower being jointly and severally obligated to pay to the respective Banks the costs of the type referred to in Section 1.11 in connection with any such repayment and/or Borrowing, (ii) Schedule I shall be deemed modified to reflect the revised Revolving Loan Commitments of the affected Banks, (iii) upon surrender of any old Revolving Notes by those Banks that have increased their Revolving Loan Commitments pursuant to this Section 13.20, to the extent requested by such Banks, new Revolving Notes will be issued, at the Borrower's expense, to such Banks (and to Eligible Transferees who will become Banks) to be in conformity with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the revised Revolving Loan Commitments."

                3. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the First Amendment Effective Date both before and after giving effect to this Amendment and (ii) on the First Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

                4. This Amendment shall become effective on the date (the "First Amendment Effective Date") when the Borrower, the Required Lenders and each Bank whose Revolving Loan Commitment is increasing as a result of this Amendment shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at the Notice Office.

                5. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.




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      6.  This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.


      7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


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      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.

                                    NRT INCORPORATED

                                        /s/
                                    By___________________________
                                      Tile:  CFO


                                    BANKERS TRUST COMPANY,
                                      Individually and as
                                      Administrative
                                      Agent and Arranger


                                    By____________________________
                                      Title:


                                    THE CHASE MANHATTAN BANK,
                                      Individually and as Syndication Agent and Arranger


                                   By_____________________________
                                     Title:

                                    BANK BOSTON, N.A.,
                                      as Co-Agent


                                    By____________________________
                                      Title:


                                    PARIBAS

                                    By______________________________
                                      Title:







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                               CITY NATIONAL BANK


                               By_________________________
                                 Title: